SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):            May 2, 2005

webMethods, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15681	54-1807654
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3877 Fairfax Ridge Road
South Tower
Fairfax, Virginia		22030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code:            (703) 460-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On May 2, 2005, webMethods, Inc. (“webMethods” or the “Company”) issued a press release announcing financial information for its fourth fiscal quarter and fiscal year ended March 31, 2005. That press release is attached as Exhibit 99.1 to this Form 8-K.

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

     On May 2, 2005, the Company issued a press release announcing that Mary Dridi, webMethods’ Chief Financial Officer since May 1998, will resign as the Company’s Chief Financial Officer on May 3, 2005 to devote more time to her family and personal interests, and will continue working with the Company as an Executive Vice President through the current quarter to provide a transition period. The Company has initiated a search for a new Chief Financial Officer.

     The Company also announced that Mark Wabschall, 49, Senior Vice President, Finance, of the Company, will serve as the principal accounting and financial officer of the Company following Ms. Dridi’s resignation until a new Chief Financial Officer of the Company is appointed. Mr. Wabschall, a Certified Public Accountant, has been the Senior Vice President, Finance of the Company since July 2004. He served as Vice President, Finance for Innovative Technology Application, Inc., a diversified technology firm, from 2003 to July 2004, and he provided operational, financial and strategic planning and other consulting services to high technology companies and government contractors as President of Delphi Business Solutions, LLC from 2000 to 2003. From 1994 to 2000, he held senior financial and operational management positions with the Baan Company, including Senior Vice President of Operations, Vice President of Investor Relations, Vice President of Finance and Chief Financial Officer of the Americas. He also served as an audit partner with Arthur Andersen, a major international public accounting firm.

     A copy of the press release issued by the Company on May 2, 2005 announcing Ms. Dridi’s resignation as Chief Financial Officer of the Company and Mr. Wabschall’s service as the Company’s principal accounting and financial officer until a Chief Financial Officer is appointed is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure.

     On May 2, 2005, webMethods issued a press release that announced financial information for webMethods’ fourth fiscal quarter and fiscal year ended March 31, 2005 and the resignation of Mary Dridi as Chief Financial Officer of the Company, which is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

          Not applicable.

     (b) Pro Forma Financial Information.

          Not applicable.

     (c) Exhibits.

          Exhibit 99.1           Press release dated May 2, 2005.*

* This exhibit is furnished to, but not filed with, the Securities and Exchange Commission

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.

By: /s/ DAVID MITCHELL

Name: David Mitchell
Title: President and Chief Executive Officer

Date: May 2, 2005

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release dated May 2, 2005.*

* This exhibit is furnished to, but not filed with, the Securities and Exchange Commission.